                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                    NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

                                IMPORTANT NOTICE
                              TO FUND SHAREHOLDERS
                                JANUARY   , 2006

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving this Proxy Statement for two reasons. First, you are being asked to elect members to the Board of Trustees of your Fund. In addition, you are being asked to approve a new investment sub-advisory agreement for your Fund between Nuveen Asset Management ("NAM" or the "Adviser") and Gateway Investment Advisers, L.P. ("Gateway").

     The enclosed Proxy Statement gives you additional information on the Trustees standing for election and the proposed new investment sub-advisory agreement, as well as certain other matters. Please refer to the Proxy Statement for a detailed explanation of the proposals on which you are being asked to vote.

Q.   WHY IS A VOTE ON THE PROPOSED NEW INVESTMENT SUB-ADVISORY AGREEMENT
     REQUIRED?

A. Gateway has served as your Fund's investment sub-adviser since the Fund's inception. Gateway Investment Advisers, Inc. (the "General Partner") serves as the general partner of, and thus controls Gateway. The General Partner is owned by Walter G. Sall and J. Patrick Rogers. Mr. Sall founded Gateway in 1977 and presently serves as its Chairman and Chief Executive Officer. Mr. Rogers is Gateway's President and Chief Investment Officer. As part of a plan of succession, Mr. Rogers had an option to purchase a sufficient quantity of Mr. Sall's stock in the General Partner such that, upon the exercise of the option, Mr. Rogers would own a majority interest in the General Partner and would thus assume control of Gateway. Mr. Rogers exercised the option on December 31, 2005 (the "Exercise"). Following the Exercise, Mr. Sall continues to serve as Chairman and Chief Executive Officer of Gateway, and Mr. Rogers remains as President and Chief Investment Officer of Gateway.

     The sub-advisory agreement between NAM and Gateway in effect prior to the date of the Exercise ("original sub-advisory agreement") provided for the automatic termination of the agreement upon its "assignment," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). Under the 1940 Act, a change in control of an investment company's sub-adviser is deemed to cause an "assignment" of a sub-advisory agreement. The Exercise caused a change in control of Gateway and, accordingly, was deemed to have caused an "assignment" of the original sub-advisory agreement. As a result, the original sub-advisory agreement was automatically terminated as of the date of the Exercise. Gateway currently serves as sub-adviser to your Fund pursuant to an interim sub-advisory agreement approved by the Board of Trustees at a meeting held in November 2005. The interim sub-advisory agreement lasts until the new sub-advisory agreement is approved by shareholders, but in no case for a period longer than 150 days. Therefore, shareholder approval of the new investment sub-advisory agreement is required in order to permit Gateway to serve as investment sub-adviser to your Fund on more than an interim basis.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT?

A. If the new investment sub-advisory agreement is not approved, your Fund's Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the Proxy Statement.

Q.   HOW HAS THE EXERCISE AFFECTED ME AS A FUND SHAREHOLDER?

A. Your investment in your Fund has not changed as a result of the Exercise. You still own the same shares in the Fund, and the value of your investment did not change as a result of the Exercise. The new investment sub-advisory agreement, if approved by shareholders, will still be with Gateway and the terms of the new investment sub-advisory agreement are substantially identical to the terms of the original investment sub-advisory agreement. In addition, the portfolio managers of your Fund will not change as a result of the new investment sub-advisory agreement.

Q. WILL THE SUB-ADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT?

A.   Yes, the sub-advisory fee rates will remain the same.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW INVESTMENT SUB-ADVISORY AGREEMENT?

A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the approval of the new investment sub-advisory agreement.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE ELECTION OF TRUSTEES?

A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the nominees for the Board.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q.   WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.   HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.   WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
MARCH 29, 2006                                                60606
                                                              (800) 257-8787

JANUARY    , 2006

NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)
NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)
NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of Nuveen Equity Premium Advantage Fund ("Equity Premium Advantage"), Nuveen Equity Premium Income Fund ("Equity Premium") and Nuveen Equity Premium Opportunity Fund ("Equity Premium Opportunity"), each a Massachusetts business trust (individually, a "Fund" and collectively, the "Funds"), will be held (along with the meeting of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, March 29, 2006, at [10:30 a.m.], Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To approve a new investment sub-advisory agreement between Nuveen Asset Management ("NAM" or the "Adviser"), each Fund's investment adviser, and Gateway Investment Advisers, L.P. ("Gateway"), each Fund's investment sub-adviser.

2. To elect nine (9) members to the Board of Trustees (each a "Board" and each Trustee a "Board Member") of each Fund to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

3. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on January 6, 2006 are entitled to notice of and to vote at the Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

JANUARY    , 2006

NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)
NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)
NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards," and each Trustee, a "Board Member" and collectively, the "Board Members") of Nuveen Equity Premium Advantage Fund ("Equity Premium Advantage"), Nuveen Equity Premium Income Fund ("Equity Premium") and Nuveen Equity Premium Opportunity Fund ("Equity Premium Opportunity"), each a Massachusetts business trust (each, a "Fund" and collectively, the "Funds"), of proxies to be voted at an Annual Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, March 29, 2006, at [10:30 a.m.], Chicago time (for each Fund, a "Meeting" and collectively, the "Meetings") and at any and all adjournments thereof.

This Joint Proxy Statement is first being mailed to shareholders on or about
January   , 2006.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

Proxies are being solicited with respect to the following matters:

1. To approve a new investment sub-advisory agreement between Nuveen Asset Management ("NAM" or the "Adviser"), each Fund's investment adviser, and Gateway Investment Advisers, L.P. ("Gateway"), each Fund's sub-adviser.

2. To elect nine (9) members to the Board of Trustees (each a "Board" and each Trustee a "Board Member") of each Fund to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the approval of the new sub-advisory agreement and FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast in person or by proxy at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the vote of a majority of the outstanding voting securities of the Fund will be required for the approval of the new sub-advisory agreement. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Fund.

For purposes of determining the approval of each new sub-advisory agreement, abstentions and broker non-votes will have the effect of a vote against the new sub-advisory agreement. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposals to be voted on by the shareholders of each Fund are set forth under the descriptions of the proposals below.

Those persons who were shareholders of record at the close of business on January 6, 2006 will be entitled to one vote for each share held. As of January 6, 2006, the shares of the Funds were issued and outstanding as follows:

------------------------------------------------------------------------------------------
    FUND                               TICKER SYMBOL*       COMMON SHARES
------------------------------------------------------------------------------------------
    Equity Premium Advantage Fund         JLA                     [    ]
------------------------------------------------------------------------------------------
    Equity Premium                        JPZ                     [    ]
------------------------------------------------------------------------------------------
    Equity Premium Opportunity            JSN                     [    ]
------------------------------------------------------------------------------------------

* The Common Shares of all of the Funds are listed on the New York Stock
  Exchange.

1.  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS

BACKGROUND

NAM previously entered into investment sub-advisory agreements with Gateway for each Fund. Each sub-advisory agreement between NAM and Gateway in effect prior to the date of the Exercise (as defined below) is referred to as an "Original Sub-Advisory Agreement" and collectively as the "Original Sub-Advisory Agreements." The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix A.

Gateway is a Delaware limited partnership, 74.66% of which is owned by its general partner, Gateway Investment Advisers, Inc. (the "General Partner"), an Ohio Corporation. The management, policies, and control of Gateway are vested exclusively in the General Partner. The General Partner is owned by Walter G. Sall and J. Patrick Rogers. Mr. Sall founded Gateway in 1977 and presently serves as its Chairman and Chief Executive Officer. Mr. Rogers has been President and Chief Investment Officer of Gateway since 1995. Gateway also has three limited partners (the "Limited Partners"), each of which is a corporation owned by a senior executive officer of Gateway other than Mr. Sall and Mr. Rogers. The limited partners collectively own a 25.34% interest in Gateway.

Until December 31, 2005, Mr. Sall owned 67.06% of the General Partner and, therefore, controlled Gateway and Mr. Rogers owned 32.94% of the General Partner. As part of a plan of succession instituted in 1995, Mr. Sall granted Mr. Rogers an option to purchase a portion of Mr. Sall's stock in the General Partner. Upon the exercise of this option, Mr. Rogers would own a majority (54.25%) interest in the General Partner and would thus assume control of Gateway. Mr. Rogers' option became exercisable on December 31, 2005, and Mr. Rogers exercised his option at that time (the "Exercise").

Each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination upon its "assignment," as that term is defined in the 1940 Act. Under the 1940 Act, a change in control of an investment company's sub-adviser is deemed to cause an "assignment" of a sub-advisory agreement. The Exercise caused a change in control of Gateway and, accordingly, was deemed to have caused an assignment of each Original Sub-Advisory Agreement. As a result, each Original Sub-Advisory Agreement was automatically terminated as of the date of the Exercise.

In anticipation of the Exercise, the Board of each Fund met in person on November 15, 2005 for purposes of considering whether it would be in the best interests of each Fund and its shareholders to approve a new sub-advisory agreement between NAM and Gateway (each a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements"). At the November 15, 2005 meeting, the Board of each Fund initially approved an interim sub-advisory agreement between NAM and Gateway (each an "Interim Sub-Advisory Agreement" and collectively, the "Interim Sub-Advisory Agreements") to become effective upon the termination of each Original Sub-Advisory Agreement and to continue until shareholders approve the New Sub-Advisory Agreements, but in no case having a duration greater than 150 days from the termination of the Original Sub-Advisory Agreements. Gateway currently serves as sub-adviser to each Fund pursuant to the Interim Sub-Advisory Agreements. If approved by shareholders, the New Sub-Advisory Agreements will become effective and the Interim Sub-Advisory Agreements will terminate.

At the November 15, 2005 Board meeting, and for the reasons discussed below (see "Board Considerations in Approving the New Sub-Advisory Agreements"), the Board of each Fund, including a majority of the Board Members who are not "interested persons" of the Funds, NAM or Gateway ("Independent Board Members"), unanimously determined that the New Sub-Advisory Agreements were in the best interests of each Fund and its shareholders and approved each Fund entering into the New Sub-Advisory Agreements, subject to approval by shareholders. The 1940 Act requires that each New Sub-Advisory Agreement be approved by that Fund's shareholders in order for it to become effective. In the event shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. The form of the New Sub-Advisory Agreements is attached hereto as Appendix B.

INFORMATION ABOUT THE SUB-ADVISER

Gateway manages the investment portfolios of Equity Premium Advantage, Equity Premium and Equity Premium Opportunity. Gateway is a registered investment adviser that specializes in the management of index-option-based strategies for managing risk in equity portfolios. Gateway is a Delaware limited partnership and its majority-owner and general partner is Gateway Investment Advisers, Inc. Although Gateway commenced operations in 1995, its predecessor firm was founded in 1977. As of September 30, 2005, Gateway managed over $5.8 billion in assets. The principal occupation of the principal officers and directors of Gateway is shown in Appendix C. No officer or director of the Funds is an officer, employee, general partner or shareholder of Gateway or has any other material direct or indirect interest in Gateway. The business address of Gateway Investment Advisers, Inc., Gateway and each officer and director of Gateway is Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

The terms of each New Sub-Advisory Agreement, including fees payable to Gateway by NAM thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NAM to Gateway. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2006, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements and the Interim Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements. The terms of each Interim Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement has a different effective date and a maximum term of 150 days. Therefore, for purposes of comparing the Interim Sub-Advisory Agreement to the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will only be mentioned when its terms differ from those of the Original Sub-Advisory Agreement.

ADVISORY SERVICES. The advisory services to be provided by Gateway to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of each Fund's investment portfolio allocated by NAM to Gateway, all on behalf of each Fund and subject to supervision of the Funds' Board and NAM. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, Gateway will monitor each Fund's investments and will comply with the provisions of each Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of each Fund.

FEES. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, NAM pays Gateway a portfolio management fee out of the investment management fee it receives from each Fund. The rate of the portfolio management fees payable by NAM to Gateway under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to Gateway under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by NAM to Gateway with respect to each Fund during each Fund's last fiscal year is set forth in Appendix D to this Proxy Statement. Appendix D also includes the advisory fee rates and net assets of funds not included in this Proxy Statement advised by Gateway with similar investment objectives as the Funds.

BROKERAGE. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize Gateway to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Gateway.

Equity Premium Advantage, Equity Premium and Equity Premium Opportunity paid
affiliated brokerage commissions within the last fiscal year to           ,
which is a           of Gateway. The affiliated brokerage commission for each
Fund is shown in Appendix E.

PAYMENT OF EXPENSES. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, Gateway agrees to pay all expenses it incurs in connection with its activities under the Agreements other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Funds.

LIMITATION ON LIABILITY. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that Gateway will not be liable for, and NAM will not take any action against Gateway to hold Gateway liable for, any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Gateway's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Gateway in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

CONTINUANCE. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. The Interim Sub-Advisory Agreement has a term of no more than 150 days that cannot be continued. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2006, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

TERMINATION. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the Agreement automatically terminates in the event of an assignment and may be terminated at any time without the payment of any penalty by NAM on sixty (60) days' written notice to Gateway. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by a Fund with respect to that Fund by action of the Fund's Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days' written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund is also terminable with respect to that Fund at any time without the payment of any penalty, by NAM, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that Gateway or any of its officers or directors has taken any action that results in a breach of the representations of Gateway set forth in the Agreement.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

At previous meetings, a majority of the Independent Trustees approved the Funds' management arrangements. More specifically, the Board has previously approved each Fund's investment management agreement with NAM (or its predecessor) and each Fund's Original Sub-Advisory Agreement with Gateway (collectively, the "Management Agreements"). As the Board considers the totality of each Fund's management arrangements, which includes the management and sub-advisory agreements, the following discussion includes the considerations of the investment management agreements with NAM (or its predecessor) because they are an integral part of each Fund's overall management arrangements. The Independent Trustees had determined that the terms of the respective Fund's Management Agreements were fair and reasonable and that the agreements were in such Fund's best interests. The Independent Trustees believed that the Management Agreements would enable each Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the Independent Trustees met independently from the interested Trustee of the Funds and any officers of NAM (or its predecessor) and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees.

In evaluating the Management Agreements between the Fund, NAM (or its predecessor) and Gateway (collectively, the "Advisers"), the Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory and sub-advisory contracts, which include, but are not limited to, the following:
(a) the nature, extent, and quality of the adviser's and the sub-adviser's services; (b) the investment performance of the adviser and sub-adviser; (c) the adviser's and sub-adviser's cost in providing their services; (d) the extent to which the adviser and sub-adviser realize economies of scale as the respective Fund grows larger; and (e) the Independent Trustees' role in approving the advisory and sub-advisory contracts.

NATURE, EXTENT AND QUALITY OF SERVICES. In evaluating the nature and quality of the Advisers' services, the Trustees considered narrative and statistical information concerning the types of services that both NAM and Gateway were expected to provide or that they currently provide to other Nuveen Funds, Gateway's and NAM's (or its predecessor's) performance record with other funds and managed separate accounts they advise (if any), and the performance of comparable, unaffiliated funds. In particular, the Trustees took into account the following, among other things: a description of the investment advisory and other services expected to be provided to the Fund by NAM and Gateway or their affiliates; Gateway's expertise and background with the respective Fund's investment strategy; the complexity of the Advisers' dividend setting activity; and information describing the Nuveen organization, including investment management personnel and available resources, and each department's responsibilities. The Trustees had reviewed materials regarding the Advisers, including their operations, personnel and financial condition, that were furnished at prior meetings. The Trustees prior experience with NAM and their in-person meeting with Gateway in August, 2004 had given the Trustees a good understanding of the operations and capabilities of NAM and Gateway.

FEES, EXPENSES AND PROFITABILITY. In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees had considered the respective Fund's management fee, the sub-advisory fee arrangements and the Fund's expected expense ratios and compared such fees and expenses to those of comparable funds. The Trustees also considered the ratio of NAM's fees to its costs and the amount of its profit in relation to the nature and quality of services rendered to determine whether its compensation is fair and reasonable. At earlier meetings, the Trustees also looked at NAM's expense allocation methodology. In evaluating the reasonableness of NAM's and Gateway's compensation, the Trustees considered the following information, among other things: (a) statements of NAM's revenues, costs, and profits from furnishing services to other Nuveen Funds (as provided to the Board in various meetings); (b) the nature and amount of any indirect benefits NAM and Gateway and their affiliates are expected to receive that are directly attributable to their management of the respective Fund, if any; (c) the nature of any benefits (such as research) the Advisers may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers and the profit margins of those advisers; and (e) data with respect to the expected expense ratios of the respective Fund and comparable investment companies. In addition, the Trustees reviewed the fee levels of separately managed accounts advised by Gateway and the Advisers' commitment to waive fees as set forth in the prospectus.

ECONOMIES OF SCALE. The Trustees reviewed economies of scale, including the breakpoints in the applicable Fund's advisory fees. In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Nuveen Funds' assets grow. Accordingly, to help ensure that all Nuveen Fund shareholders share in these benefits, the Trustees had approved a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of NAM as asset levels grow, and the Nuveen Funds covered by the arrangement. The Trustees also considered the impact, if any, that the complex-wide fee arrangement may have on the level of services provided.

The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees, including a majority of Independent Trustees, concluded that the terms of the Management Agreements were fair and reasonable, that NAM and Gateway's fees were reasonable in light of the services provided to the respective Fund and that the NAM investment advisory agreement and the Gateway Original Sub-Advisory Agreement for the respective Fund should be approved.

Since the approval of the Management Agreements, as noted above, as part of a plan of succession, there was a change in control at Gateway. Such a change in control would result in the assignment of the Original Sub-Advisory Agreements with Gateway and the automatic termination of such agreements. Accordingly, the Board met in November 2005 to, among other things, consider the approval of the New Sub-Advisory Agreements in light of the anticipated change of control at Gateway. More specifically, the Board considered for each Fund a New Sub-Advisory Agreement on substantially identical terms to the Original Sub-Advisory Agreements. In its review, the Board considered whether the change in control would have an impact on the various factors they considered in approving the Original Sub-Advisory Agreement, such as the scope and quality of services to be provided following the change of control. In considering the impact of the change of control, the Board considered, among other things, the effect, if any, on the operations and organizational structure of Gateway; the ability of Gateway to perform its duties after the change of control; whether a fee structure or expense ratio would change; any changes to the current practices of the Funds; any changes to the terms of the sub-advisory agreements; and any anticipated changes to the operations of Gateway. Based on its review, the Board determined that Gateway's change of control would not affect the nature and quality of services provided by Gateway, the terms of the New Sub-Advisory Agreements are substantially identical to those of the Original Sub-Advisory Agreements, including the fees thereunder, and the change of control would not materially affect the operations of Gateway. Accordingly, the Board determined that their analysis of the various factors regarding their approval of Gateway would continue to apply after the change of control. The Board, including the Independent Board Members, unanimously determined that the New Sub-Advisory Agreements were in the best interests of each Fund and its shareholders, recommended that the New Sub-Advisory Agreements be submitted to shareholders and that shareholders vote for approval of such agreements; and that each Fund enter into the respective New Sub-Advisory Agreement subject to approval by the applicable shareholders.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE FUND'S NEW SUB-ADVISORY AGREEMENT.

2.  ELECTION OF BOARD MEMBERS

GENERAL

At each Fund's Meeting, Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. For each Fund, nine (9) Board Members are to be elected. Board Members Bremner, Brown, Evans, Hunter, Kundert, Schneider, Schwertfeger, Stockdale and Sunshine are nominees for election to each Board. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

This is the first Annual Meeting of Equity Premium Advantage, Equity Premium and Equity Premium Opportunity. Except for Board Members Kundert and Sunshine, the continuing Board Member nominees of Equity Premium and Equity Premium Opportunity were elected by NAM, the initial shareholder of each Fund, on October 22, 2004 and January 21, 2005, respectively. Messrs. Kundert and Sunshine were appointed to the Boards of Equity Premium and Equity

Premium Opportunity effective February 23, 2005. Messrs. Kundert and Sunshine are presented in this Joint Proxy Statement as nominees for election by shareholders of Equity Premium and Equity Premium Opportunity and were nominated by the nominating and governance committee of each Fund's Board. All continuing Board Member nominees of Equity Premium Advantage were elected by NAM, the initial shareholder of the Fund, on May 24, 2005.

Other than Mr. Schwertfeger, all Board Member nominees are Independent Board Members and have never been an employee or director of Nuveen Investments, Inc. ("Nuveen"), the Adviser's parent company, or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Fund

Robert P. Bremner(2)    Board        Term: Annual         Private Investor        156        N/A
c/o Nuveen              Member       Length of Service:   and Management
Investments, Inc.                    Since 1996           Consultant.
333 West Wacker Drive
Chicago, IL 60606
(8/22/40)

Lawrence H. Brown       Board        Term: Annual         Retired (1989) as       156        See
c/o Nuveen              Member       Length of Service:   Senior Vice                        Principal
Investments, Inc.                    Since 1993           President of The                   Occupation
333 West Wacker Drive                                     Northern Trust                     Description
Chicago, IL 60606                                         Company; Director,
(7/29/34)                                                 Community Advisory
                                                          Board for Highland
                                                          Park and Highwood,
                                                          United Way of the
                                                          North Shore (since
                                                          2002).

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
Jack B. Evans c/o       Board        Term: Annual         President, The          156        See
Nuveen                  Member       Length of Service:   Hall- Perrine                      Principal
Investments, Inc.                    Since 1999           Foundation, a                      Occupation
333 West Wacker Drive                                     private                            Description
Chicago, IL 60606                                         philanthropic
(10/22/48)                                                corporation (since
                                                          1996); Director and
                                                          Vice Chairman,
                                                          United Fire Group,
                                                          a publicly held
                                                          company; Adjunct
                                                          Faculty Member,
                                                          University of Iowa;
                                                          Director, Gazette
                                                          Companies; Life
                                                          Trustee of Coe
                                                          College; Director,
                                                          Iowa College
                                                          Foundation;
                                                          formerly, Director,
                                                          Alliant Energy;
                                                          formerly, Director,
                                                          Federal Reserve
                                                          Bank of Chicago;
                                                          previously,
                                                          President and Chief
                                                          Operating Officer,
                                                          SCI Financial
                                                          Group, Inc., a
                                                          regional financial
                                                          services firm.
William C. Hunter       Board        Term: Annual         Dean and                156        See
c/o Nuveen              Member       Length of Service:   Distinguished                      Principal
Investments, Inc.                    Since 2004           Professor of                       Occupation
333 West Wacker Drive                                     Finance, School of                 Description
Chicago, IL 60606                                         Business at the
(3/6/48)                                                  University of
                                                          Connecticut;
                                                          previously, Senior
                                                          Vice President and
                                                          Director of
                                                          Research at the
                                                          Federal Reserve
                                                          Bank of Chicago
                                                          (1995 - 2003);
                                                          Director, Credit
                                                          Research Center at
                                                          Georgetown
                                                          University;
                                                          Director (since
                                                          2004) of Xerox
                                                          Corporation, a
                                                          publicly held
                                                          company.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
David J. Kundert        Board        Term: Annual         Retired (2004) as       154        See
c/o Nuveen              Member       Length of Service:   Chairman, JPMorgan                 Principal
Investments, Inc.                    Since 2005           Fleming Asset                      Occupation
333 West Wacker Drive                                     Management,                        Description
Chicago, IL 60606                                         President and CEO,
(10/28/42)                                                Banc One Investment
                                                          Advisors
                                                          Corporation, and
                                                          President, One
                                                          Group Mutual Funds;
                                                          prior thereto,
                                                          Executive Vice
                                                          President, Bank One
                                                          Corporation and
                                                          Chairman and CEO,
                                                          Banc One Investment
                                                          Management Group;
                                                          Board of Regents,
                                                          Luther College;
                                                          currently a member
                                                          of the American and
                                                          Wisconsin Bar
                                                          Associations.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
William J. Schneider    Board        Term: Annual         Chairman, Miller-       156        See
c/o Nuveen              Member       Length of Service:   Valentine Partners                 Principal
Investments, Inc.                    Since 1996           Ltd., a real estate                Occupation
333 West Wacker Drive                                     investment company;                Description
Chicago, IL 60606                                         formerly, Senior
(9/24/44)                                                 Partner and Chief
                                                          Operating Officer
                                                          of the Miller-
                                                          Valentine Group, a
                                                          real estate
                                                          company; formerly,
                                                          Vice President,
                                                          Miller-Valentine
                                                          Realty, a
                                                          construction
                                                          company; Director,
                                                          Chair of the
                                                          Finance Committee
                                                          and Member of the
                                                          Audit Committee of
                                                          Premier Health
                                                          Partners, the
                                                          not-for-profit
                                                          parent company of
                                                          Miami Valley
                                                          Hospital; Vice
                                                          President of the
                                                          Dayton Philharmonic
                                                          Orchestra
                                                          Association; Board
                                                          Member, Regional
                                                          Leaders Forum which
                                                          promotes
                                                          cooperation on
                                                          economic
                                                          development issues;
                                                          Director, Dayton
                                                          Development
                                                          Coalition;
                                                          formerly, Member,
                                                          Community Advisory
                                                          Board, National
                                                          City Bank, Dayton,
                                                          Ohio and Business
                                                          Advisory Council,
                                                          Cleveland Federal
                                                          Reserve Bank.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
Judith M. Stockdale     Board        Term: Annual         Executive Director,     156        N/A
c/o Nuveen              Member       Length of Service:   Gaylord and Dorothy
Investments, Inc.                    Since 1997           Donnelley
333 West Wacker Drive                                     Foundation (since
Chicago, IL 60606                                         1994); prior
(12/29/47)                                                thereto, Executive
                                                          Director, Great
                                                          Lakes Protection
                                                          Fund (from 1990 to
                                                          1994).

Eugene S. Sunshine      Board        Term: Annual         Senior Vice             156        See
c/o Nuveen              Member       Length of Service:   President for                      Principal
Investments, Inc.                    Since 2005           Business and                       Occupation
333 West Wacker Drive                                     Finance (since                     Description
Chicago, IL 60606                                         1997), Northwestern
(1/22/50)                                                 University;
                                                          Director (since
                                                          2003), Chicago
                                                          Board Options
                                                          Exchange; Director
                                                          (since 2003),
                                                          National Mentor
                                                          Holdings, a
                                                          privately-held,
                                                          national provider
                                                          of home and
                                                          community-based
                                                          services; Chairman
                                                          (since 1997), Board
                                                          of Directors,
                                                          Rubicon, an
                                                          insurance company
                                                          owned by
                                                          Northwestern
                                                          University;
                                                          Director (since
                                                          1997), Evanston
                                                          Chamber of Commerce
                                                          and Evanston
                                                          Inventure, a
                                                          business
                                                          development
                                                          organization.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------

Nominee who is an
interested person of
the Fund

Timothy R.              Chairman     Term: Annual         Chairman and            156        See
Schwertfeger(3)         of the       Length of Service:   Director (since                    Principal
333 West Wacker Drive   Board and    Since 1996           1996) of Nuveen                    Occupation
Chicago, IL 60606       Board                             Investments, Inc.                  Description
(3/28/49)               Member                            and Nuveen
                                                          Investments, LLC;
                                                          Chairman and
                                                          Director (since
                                                          1997) of Nuveen
                                                          Asset Management;
                                                          Director (since
                                                          1996) of
                                                          Institutional
                                                          Capital
                                                          Corporation;
                                                          Chairman and
                                                          Director (since
                                                          1999) of
                                                          Rittenhouse Asset
                                                          Management, Inc.;
                                                          Chairman of Nuveen
                                                          Investments
                                                          Advisers, Inc.
                                                          (since 2002);
                                                          Director (from 1992
                                                          to 2004) and
                                                          Chairman (from 1996
                                                          to 2004) of Nuveen
                                                          Advisory Corp. and
                                                          Nuveen
                                                          Institutional
                                                          Advisory Corp.(4)
---------------------------------------------------------------------------------------------------------

(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2) Mr. Bremner has been appointed Lead Independent Trustee by the Board of Trustees.

(3) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(4) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of November 30, 2005.

-------------------------------------------------------------------------------------------------
                                                                           AGGREGATE DOLLAR RANGE
                                                                      OF EQUITY SECURITIES IN ALL
                 DOLLAR RANGE OF EQUITY SECURITIES                          REGISTERED INVESTMENT
-------------------------------------------------------------------         COMPANIES OVERSEEN BY
                                   EQUITY                    EQUITY         BOARD MEMBER NOMINEES
                                  PREMIUM      EQUITY       PREMIUM       IN FAMILY OF INVESTMENT
BOARD MEMBER NOMINEES           ADVANTAGE     PREMIUM   OPPORTUNITY                  COMPANIES(1)
-------------------------------------------------------------------------------------------------
Robert P. Bremner.............
Lawrence H. Brown.............
Jack B. Evans.................
William C. Hunter.............
David J. Kundert..............
William J. Schneider..........
Timothy R. Schwertfeger.......
Judith M. Stockdale...........
Eugene S. Sunshine............
-------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of November 30, 2005. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

               FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------
                                               EQUITY                      EQUITY
                                              PREMIUM        EQUITY       PREMIUM
BOARD MEMBER NOMINEES                       ADVANTAGE       PREMIUM   OPPORTUNITY
---------------------------------------------------------------------------------
Robert P. Bremner.......................
Lawrence H. Brown.......................
Jack B. Evans...........................
William C. Hunter.......................
David J. Kundert(3).....................
William J. Schneider....................
Timothy R. Schwertfeger.................
Judith M. Stockdale.....................
Eugene S. Sunshine(3)...................
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP.................................
---------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On November 30, 2005, Board Members and executive officers as a group
beneficially owned           common shares of all funds managed by Adviser
(includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of January 6, 2006, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of January 6, 2006, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except

COMPENSATION

Prior to January 1, 2006, for all Nuveen funds, Independent Board Members received an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $750 per day for audit committee attendance by telephone or in person where in-person attendance is not required and $500 per day for compliance, risk management and regulatory oversight committee attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) received $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees were organized, the Board may have provided for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management could have, in its discretion, established a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2006, for all Nuveen funds, Independent Board Members receive an $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of

$1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the lead independent trustee receives $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. The Funds that are Participating Funds under the Deferred Compensation Plan are Equity Premium Advantage and Equity Premium Opportunity.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2005. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                               AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
---------------------------------------------------------------------------------------------------------
                                                                                                    TOTAL
                                                                                             COMPENSATION
                                                                                              FROM NUVEEN
                                                EQUITY                            EQUITY    FUNDS PAID TO
                                               PREMIUM           EQUITY          PREMIUM            BOARD
BOARD MEMBER NOMINEES                        ADVANTAGE          PREMIUM      OPPORTUNITY          MEMBERS
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.......................
Lawrence H. Brown.......................
Jack B. Evans...........................
William C. Hunter.......................
David J. Kundert........................
William J. Schneider....................
Judith M. Stockdale.....................
Eugene S. Sunshine......................
---------------------------------------------------------------------------------------------------------

(1) Aggregate compensation numbers are based on compensation schedule in effect prior to January 1, 2006.

(2) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                 DEFERRED FEES
--------------------------------------------------------------------------------
                                                            EQUITY        EQUITY
                                                           PREMIUM       PREMIUM
                 BOARD MEMBER NOMINEES                   ADVANTAGE   OPPORTUNITY
--------------------------------------------------------------------------------
Robert P. Brenner......................................
Lawrence H. Brown......................................
Jack B. Evans..........................................
William C. Hunter......................................
David J. Kundert(1)....................................
William J. Schneider...................................
Judith M. Stockdale....................................
Eugene S. Sunshine(1)..................................
--------------------------------------------------------------------------------

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by NAM are eligible to participate in the matching contributions program of Nuveen. Under the matching contributions program, Nuveen will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last
fiscal year, except the executive committee of           held
meetings.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income
distributions. The dividend committee of each Fund held           meetings
during its last fiscal year, except the dividend committee of           held
          meetings.

Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee was responsible during 2004 for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The compliance, risk management and
regulatory oversight committee of each Fund held           meetings during its
last fiscal year, except the compliance, risk management and regulatory
oversight committee of           held           meetings.

Each Fund's Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is composed of Independent Board Members who are "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange. Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices and the audit of the financial statement of the Funds, (2) the quality and integrity of the financial statements of the Funds, and (3) the independent registered public accounting firms' qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds' independent registered public accounting firms. Based on such review, it is authorized to make recommendations to the Board. The audit committee is responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix F. The audit committee of each Fund
held           meetings during its last fiscal year, except the audit committee
of           held           meetings.

Each Fund has a nominating and governance committee composed entirely of Independent Board Members who are also "independent" as defined by New York Stock Exchange listing standards. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith
M. Stockdale and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards. The nominating and governance committee charter is available on the Funds' website at http://www.nuveen.com/etf/products/fundGovernance.aspx. The nominating and
governance committee of each Fund held           meetings during its last fiscal
year, except the nominating and governance committee of           held
          meetings.

The nominating and governance committee looks to many sources for recommendations of qualified Board members, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Trustee. The role of the Lead Trustee is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board's effectiveness, and working with the Adviser's staff and outside counsel on board meeting agendas, board material and workshops for trustees to ensure that the priorities of the Independent Board Members are addressed.

The Board of each Fund held           regular quarterly meetings and
          special meetings during the last fiscal year, except the Board of
          held           regular quarterly meetings and           special
meetings. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundgovernance.aspx.

THE OFFICERS

The following table sets forth information as of December 31, 2005 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF       PRINCIPAL               COMPLEX
NAME, ADDRESS          HELD WITH       TIME            OCCUPATION(S)           SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS     OFFICER
-----------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief           Term: Annual    Managing Director        156
333 West Wacker Drive  Administrative  Length of       (since 2002),
Chicago, IL 60606      Officer         Service: Since  Assistant Secretary
(9/9/56)                               1988            and Associate General
                                                       Counsel, formerly,
                                                       Vice President of
                                                       Nuveen Investments,
                                                       LLC; Managing Director
                                                       (since 2002),
                                                       Assistant Secretary
                                                       and Associate General
                                                       Counsel, formerly,
                                                       Vice President of
                                                       Nuveen Asset
                                                       Management; Managing
                                                       Director (since 2004)
                                                       and Assistant
                                                       Secretary (since 1994)
                                                       of Nuveen Investments,
                                                       Inc.; Assistant
                                                       Secretary of NWQ
                                                       Investment Management
                                                       Company, LLC (since
                                                       2002); Vice President
                                                       and Assistant
                                                       Secretary of Nuveen
                                                       Investments Advisers
                                                       Inc. (since 2002);
                                                       Managing Director,
                                                       Associate General
                                                       Counsel and Assistant
                                                       Secretary of
                                                       Rittenhouse Asset
                                                       Management, Inc.
                                                       (since 2003);
                                                       previously, Managing
                                                       Director (from 2002 to
                                                       2004), General Counsel
                                                       and Assistant
                                                       Secretary, formerly,
                                                       Vice President of
                                                       Nuveen Advisory Corp.
                                                       and Nuveen
                                                       Institutional Advisory
                                                       Corp.;(2) Chartered
                                                       Financial Analyst.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF       PRINCIPAL               COMPLEX
NAME, ADDRESS          HELD WITH       TIME            OCCUPATION(S)           SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS     OFFICER
-----------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President  Term: Annual    Managing Director        156
333 West Wacker Drive                  Length of       (since 2005),
Chicago, IL 60606                      Service: Since  previously, Vice
(9/22/63)                              2004            President (since
                                                       2002), formerly,
                                                       Assistant Vice
                                                       President (since 1999)
                                                       of Nuveen Investments,
                                                       LLC; Chartered
                                                       Financial Analyst.

Michael T. Atkinson    Vice President  Term: Annual    Vice President (since    156
333 West Wacker Drive  and Assistant   Length of       2002), formerly,
Chicago, IL 60606      Secretary       Service: Since  Assistant Vice
(2/3/66)                               2002            President (from 2000),
                                                       previously, Associate
                                                       of Nuveen Investments,
                                                       LLC.

Peter H. D'Arrigo      Vice President  Term: Annual    Vice President of        156
333 West Wacker Drive  and Treasurer   Length of       Nuveen Investments,
Chicago, IL 60606                      Service: Since  LLC (since 1999);
(11/28/67)                             1999            prior thereto,
                                                       Assistant Vice
                                                       President (from 1997);
                                                       Vice President and
                                                       Treasurer (since 1999)
                                                       of Nuveen Investments,
                                                       Inc.; Vice President
                                                       and Treasurer of
                                                       Nuveen Asset
                                                       Management (since
                                                       2002) and of Nuveen
                                                       Investments Advisers
                                                       Inc. (since 2002);
                                                       Assistant Treasurer of
                                                       NWQ Investments
                                                       Management Company,
                                                       LLC (since 2002); Vice
                                                       President and
                                                       Treasurer of Nuveen
                                                       Rittenhouse Asset
                                                       Management, Inc.
                                                       (since 2003); Vice
                                                       President and
                                                       Treasurer (from 1999
                                                       to 2004) of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.;(2)
                                                       Chartered Financial
                                                       Analyst.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF       PRINCIPAL               COMPLEX
NAME, ADDRESS          HELD WITH       TIME            OCCUPATION(S)           SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS     OFFICER
-----------------------------------------------------------------------------------------

John N. Desmond        Vice President  Term: Annual    Vice President,          156
333 West Wacker Drive                  Length of       Director of Investment
Chicago, IL 60606                      Service: Since  Operations, Nuveen
(8/24/61)                              2005            Investments, LLC
                                                       (since 2005);
                                                       formerly, Director,
                                                       Business Manager,
                                                       Deutsche Asset
                                                       Management
                                                       (2003-2004); formerly,
                                                       Director, Business
                                                       Development and
                                                       Transformation,
                                                       Deutsche Trust Bank
                                                       Japan (2002-2003);
                                                       formerly, Senior Vice
                                                       President, Head of
                                                       Investment Operations
                                                       and Systems, Scudder
                                                       Investments Japan,
                                                       (2000-2002); formerly,
                                                       Senior Vice President,
                                                       Head of Plan
                                                       Administration and
                                                       Participant Services,
                                                       Scudder Investments
                                                       (1995-2002).

Jessica R. Droeger     Vice President  Term: Annual    Vice President (since    156
333 West Wacker Drive  and Secretary   Length of       2002) and Assistant
Chicago, IL 60606                      Service: Since  General Counsel (since
(9/24/64)                              1998            1998), formerly,
                                                       Assistant Vice
                                                       President (from 1998)
                                                       of Nuveen Investments,
                                                       LLC; Vice President
                                                       and Assistant
                                                       Secretary (since 2005)
                                                       of Nuveen Asset
                                                       Management; Vice
                                                       President (from 2002
                                                       to 2004) and Assistant
                                                       Secretary (from 1998
                                                       to 2004), of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.(2)

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF       PRINCIPAL               COMPLEX
NAME, ADDRESS          HELD WITH       TIME            OCCUPATION(S)           SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS     OFFICER
-----------------------------------------------------------------------------------------

Lorna C. Ferguson      Vice President  Term: Annual    Managing Director        156
333 West Wacker Drive                  Length of       (since 2004),
Chicago, IL 60606                      Service:        previously, Vice
(10/24/45)                             Since 1998      President of Nuveen
                                                       Investments, LLC;
                                                       Managing Director of
                                                       Nuveen Asset
                                                       Management;
                                                       previously, Managing
                                                       Director (2004),
                                                       formerly, Vice
                                                       President of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.(2)

William M. Fitzgerald  Vice President  Term: Annual    Managing Director of     156
333 West Wacker Drive                  Length of       Nuveen Asset
Chicago, IL 60606                      Service:        Management (since
(3/2/64)                               Since 1995      2001); Vice President
                                                       of Nuveen Investments
                                                       Advisers Inc. (since
                                                       2002); Managing
                                                       Director (from 2001 to
                                                       2004), formerly, Vice
                                                       President of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.;(2)
                                                       Chartered Financial
                                                       Analyst.

Stephen D. Foy         Vice President  Term: Annual    Vice President (since    156
333 West Wacker Drive  and Controller  Length of       1993) and Funds
Chicago, IL 60606                      Service:        Controller (since
(5/31/54)                              Since 1993      1998) of Nuveen
                                                       Investments, LLC; Vice
                                                       President (since 1998)
                                                       and formerly, Funds
                                                       Controller of Nuveen
                                                       Investments, Inc.;
                                                       Certified Public
                                                       Accountant.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF       PRINCIPAL               COMPLEX
NAME, ADDRESS          HELD WITH       TIME            OCCUPATION(S)           SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS     OFFICER
-----------------------------------------------------------------------------------------

James D. Grassi        Vice President  Term: Annual    Vice President and       156
333 West Wacker Drive  and Chief       Length of       Deputy Director of
Chicago, IL 60606      Compliance      Service:        Compliance (since
(4/13/56)              Officer         Since 2004      2004) of Nuveen
                                                       Investments, LLC,
                                                       Nuveen Investments
                                                       Advisers Inc., Nuveen
                                                       Asset Management and
                                                       Rittenhouse Asset
                                                       Management, Inc.;
                                                       previously, Vice
                                                       President and Deputy
                                                       Director of Compliance
                                                       (2004) of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.;(2)
                                                       formerly, Senior
                                                       Attorney (1994 to
                                                       2004), The Northern
                                                       Trust Company.

David J. Lamb          Vice President  Term: Annual    Vice President of        156
333 West Wacker Drive                  Length of       Nuveen Investments,
Chicago, IL 60606                      Service:        LLC (since 2000);
(3/22/63)                              Since 2000      prior thereto,
                                                       Assistant Vice
                                                       President (from 1999);
                                                       Certified Public
                                                       Accountant.

Tina M. Lazar          Vice President  Term: Annual    Vice President of        156
333 West Wacker Drive                  Length of       Nuveen Investments,
Chicago, IL 60606                      Service:        LLC (since 1999).
(8/27/61)                              Since 2002

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF       PRINCIPAL               COMPLEX
NAME, ADDRESS          HELD WITH       TIME            OCCUPATION(S)           SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS     OFFICER
-----------------------------------------------------------------------------------------

Larry W. Martin        Vice President  Term: Annual    Vice President,          156
333 West Wacker Drive  and Assistant   Length of       Assistant Secretary
Chicago, IL 60606      Secretary       Service:        and Assistant General
(7/27/51)                              Since 1988      Counsel of Nuveen
                                                       Investments, LLC; Vice
                                                       President, Assistant
                                                       General Counsel and
                                                       Assistant Secretary of
                                                       Nuveen Investments,
                                                       Inc.; Vice President
                                                       (since 2005) and
                                                       Assistant Secretary
                                                       (since 1997) of Nuveen
                                                       Asset Management; Vice
                                                       President (since
                                                       2000), Assistant
                                                       Secretary and
                                                       Assistant General
                                                       Counsel (since 1998)
                                                       of Rittenhouse Asset
                                                       Management, Inc.; Vice
                                                       President and
                                                       Assistant Secretary of
                                                       Nuveen Investments
                                                       Advisers Inc. (since
                                                       2002); Assistant
                                                       Secretary of NWQ
                                                       Investment Management
                                                       Company, LLC (since
                                                       2002); previously,
                                                       Vice President and
                                                       Assistant Secretary of
                                                       Nuveen Advisory Corp.
                                                       and Nuveen
                                                       Institutional Advisory
                                                       Corp.(2)
-----------------------------------------------------------------------------------------

(1) Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the financial statements of the Funds, and (3) the independent registered public accounting firm's qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund's annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent registered public accounting firm. The committee is currently composed of five Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix F. Each committee member meets the independence and experience requirements applicable to the Funds of the New York Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William J. Schneider
Eugene S. Sunshine

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed by PricewaterhouseCoopers LLP during each Fund's last two fiscal years (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities") for engagements directly related to the operations and financial reporting of each Fund.

------------------------------------------------------------------------------------------------------------------------
                                  AUDIT FEES(1)          AUDIT RELATED FEES(2)                    TAX FEES(3)
                                 ---------------   ---------------------------------   ---------------------------------
                                                                       ADVISER AND                         ADVISER AND
                                                                         ADVISER                             ADVISER
                                      FUND              FUND            ENTITIES            FUND            ENTITIES
                                 ---------------   ---------------   ---------------   ---------------   ---------------
                                 FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                   YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                  ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                   2004     2005     2004     2005     2004     2005     2004     2005     2004     2005
                                 ---------------------------------------------------------------------------------------
Equity Premium Advantage(5)....     N/A               N/A               N/A               N/A               N/A
Equity Premium(6)..............     N/A               N/A               N/A               N/A               N/A
Equity Premium
  Opportunity(7)...............     N/A               N/A               N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------------

-------------------------------  ---------------------------------
                                         ALL OTHER FEES(4)
                                 ---------------------------------
                                                       ADVISER
                                                     AND ADVISER
                                      FUND            ENTITIES
                                 ---------------   ---------------
                                 FISCAL   FISCAL   FISCAL   FISCAL
                                   YEAR     YEAR     YEAR     YEAR
                                  ENDED    ENDED    ENDED    ENDED
                                   2004     2005     2004     2005
                                 ---------------------------------
Equity Premium Advantage(5)....     N/A               N/A
Equity Premium(6)..............     N/A               N/A
Equity Premium
  Opportunity(7)...............     N/A               N/A
-------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

(5) Equity Premium Advantage commenced operations on May 25, 2005.

(6) Equity Premium commenced operations on October 25, 2004.

(7) Equity Premium Opportunity commenced operations on January 26, 2005.

NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.

----------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                                ADVISER ENTITIES
                                                              (ENGAGEMENTS RELATED          TOTAL NON-AUDIT FEES
                                                           DIRECTLY TO THE OPERATIONS       BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES        AND FINANCIAL REPORTING     ADVISER ENTITIES (ALL OTHER
            FUND                    BILLED TO FUND                  OF FUND)                    ENGAGEMENTS)              TOTAL
-----------------------------  -------------------------   ---------------------------   ---------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR   FISCAL YEAR
                                ENDED 2004    ENDED 2005     ENDED 2004     ENDED 2005     ENDED 2004     ENDED 2005    ENDED 2004
----------------------------------------------------------------------------------------------------------------------------------
Equity Premium
  Advantage(1)...............        N/A                         N/A                           N/A                           N/A
Equity Premium(2)............
Equity Premium
  Opportunity(3).............        N/A                         N/A                           N/A                           N/A
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------  -----------

            FUND                  TOTAL
-----------------------------  -----------
                               FISCAL YEAR
                                ENDED 2005
-----------------------------  -----------
Equity Premium
  Advantage(1)...............
Equity Premium(2)............
Equity Premium
  Opportunity(3).............
-----------------------------

(1) Equity Premium Advantage commenced operations on May 25, 2005.

(2) Equity Premium commenced operations on October 25, 2004.

(3) Equity Premium Opportunity commenced operations on January 26, 2005.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund's independent auditor's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000;
(ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by PricewaterhouseCoopers LLP to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE ELECTION OF THE NOMINEES.

ADDITIONAL INFORMATION

APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. PricewaterhouseCoopers LLP has informed each Fund that it has no direct or indirect material financial interest in each Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements
during its last fiscal year, except that with respect to           . To the
knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities, except

INFORMATION ABOUT THE ADVISER

NAM, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $128 billion of assets under management as of September 30, 2005. Nuveen Investments, Inc. is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC."

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2007, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 20, 2006. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than January 3, 2007. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by each Fund, except that Gateway will pay the incremental costs of approving the New Sub-Advisory Agreements. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged D.F. King & Co., Inc., to assist in the solicitation of proxies at an estimated cost
of $     per Fund plus reasonable expenses. Gateway will pay these solicitation costs.

LAST FISCAL YEAR

The last fiscal year end for Equity Premium was December 31, 2005. Equity Premium Advantage and Equity Premium Opportunity have inception dates of May 25, 2005 and January 26, 2005, respectively, and have not completed a full fiscal year.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

January   , 2006

                                                                      APPENDIX A

                   DATES RELATING TO SUB-ADVISORY AGREEMENTS

-------------------------------------------------------------------------------------------
                                                                              DATE ORIGINAL
                                                           DATE ORIGINAL       SUB-ADVISORY
                                                            SUB-ADVISORY      AGREEMENT WAS
                                     DATE OF ORIGINAL      AGREEMENT WAS      LAST APPROVED
                                         SUB-ADVISORY      LAST APPROVED    FOR CONTINUANCE
FUND                                     AGREEMENT(S)    BY SHAREHOLDERS           BY BOARD
-------------------------------------------------------------------------------------------
Equity Premium Advantage              July 28, 2005       May 25, 2005*      N/A
                                                          July 26,
Equity Premium                        July 28, 2005       2005**             N/A
                                                          July 26,
Equity Premium Opportunity            July 28, 2005       2005**             N/A
-------------------------------------------------------------------------------------------

 * The Original Sub-Advisory Agreement for Equity Premium Advantage was approved by the sole shareholder on May 25, 2005.

** The Original Sub-Advisory Agreements for Equity Premium and Equity Premium
   Opportunity were approved by shareholders at a special meeting held July 26, 2005 relating to a change in control of NAM.

                                                                      APPENDIX B

                  [INSERT FORM OF NEW SUB-ADVISORY AGREEMENT]

                                                                      APPENDIX C

                       OFFICERS AND DIRECTORS OF GATEWAY

---------------------------------------------------------------------------------
NAME                                       PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------
Walter G. Sall            Chairman and Trustee, Gateway Trust and Gateway
Chairman and Chief        Variable Insurance Trust; Director, Melmedica
Executive Officer         Children's Healthcare, Inc.; Director, Anderson Bank
                          Company of Cincinnati, Ohio.
J. Patrick Rogers         President, Gateway Trust and Gateway Variable Insurance
President, Chief          Trust; Trustee, Gateway Trust; Portfolio Manager,
Investment Officer and    Gateway Fund and Gateway VIT Fund.
Director
Geoffrey Keenan           Vice President, Gateway Trust and Gateway Variable
Executive Vice            Insurance Trust.
President
and Chief Operating
Officer
Gary H. Goldschmidt       Vice President and Treasurer, Gateway Trust and Gateway
Vice President and        Variable Insurance Trust.
Chief
Financial Officer
Harry E. Merriken
Senior Vice President
Paul R. Stewart
Senior Vice President
Donna M. Squeri           Secretary, Gateway Trust and Gateway Variable Insurance
General Counsel and       Trust.
Secretary
Kenneth H. Toft
Vice President

                                                                      APPENDIX D

                           SUB-ADVISORY FEE RATES AND
                        AGGREGATE SUB-ADVISORY FEES PAID

--------------------------------------------------------------------------------------------------------------
                            FUND AVERAGE DAILY                               FEES PAID TO
                            MANAGED ASSETS OF          SUB-ADVISORY FEE     GATEWAY DURING     NET ASSETS AS
FUND                             FUND(1)               PAID TO GATEWAY     LAST FISCAL YEAR     OF 12/31/05
--------------------------------------------------------------------------------------------------------------
Equity Premium         Up to $200 million            55.0% of NAM's
                                                     Advisory Fee
                       $200 million to $300 million  52.5% of NAM's
                                                     Advisory Fee
                       $300 million and over         50.0% of NAM's
                                                     Advisory Fee
--------------------------------------------------------------------------------------------------------------
Equity Premium         Up to $200 million            55.0% of NAM's
  Opportunity                                        Advisory Fee
                       $200 million to $300 million  52.5% of NAM's
                                                     Advisory Fee
                       $300 million and over         50.0% of NAM's
                                                     Advisory Fee
--------------------------------------------------------------------------------------------------------------
Equity Premium         Up to $500 million            0.3150% of average
  Advantage(2)                                       daily Managed Assets
                       $500 million to $1 billion    0.3025% of average
                                                     daily Managed Assets
                       $1 billion to $1.5 billion    0.2900% of average
                                                     daily Managed Assets
                       $1.5 billion to $2 billion    0.2775% of average
                                                     daily Managed Assets
                       $2 billion and over           0.2650% of average
                                                     daily Managed Assets
--------------------------------------------------------------------------------------------------------------

              FEE RATES AND NET ASSETS OF FUNDS ADVISED BY GATEWAY
                WITH SIMILAR INVESTMENT OBJECTIVES AS THE FUNDS

--------------------------------------------------------------------------------------------
                                                   FEE RATES
                                        --------------------------------
                                        FUND AVERAGE DAILY                      NET ASSETS
SIMILAR FUND                                NET ASSETS          FEE RATE      AS OF 12/31/05
--------------------------------------------------------------------------------------------
Gateway Fund                                   All                0.57%(3)
TA IDEX Protected                       Up to $100 million       0.400%
Principal Stock(4)                      Over $100 million        0.375%
--------------------------------------------------------------------------------------------

(1) Managed Assets consist of the Fund's net assets, including assets attributable to any preferred shares that may be outstanding, and the principal amount of any other borrowings.

(2) Fee rate for Equity Premium Advantage in effect until December 31, 2006. Thereafter, each breakpoint percentage is decreased by 0.015%.

(3) This fee reflects the terms of the Management Agreement under which Gateway is paid 0.925% of the average value of the daily net assets of the Gateway Fund minus the amount of the Gateway Fund's expenses incurred pursuant to its Distribution Plan. Also under the Management Agreement, Gateway receives no separate fee for its transfer agency, fund accounting and other services to the Gateway Fund, and Gateway pays the Gateway Fund's expenses of reporting to shareholders.

(4) Gateway serves as sub-adviser to this fund.

                                                                      APPENDIX E

                         BROKERAGE COMMISSIONS PAID TO
              [INSERT NAME OF BROKER AFFILIATED WITH SUB-ADVISER]
                            DURING LAST FISCAL YEAR

-----------------------------------------------------------------------------------------
                                      AGGREGATE AMOUNT OF         PERCENTAGE OF AGGREGATE
                            BROKERAGE COMMISSIONS PAID TO   BROKERAGE COMMISSIONS PAID TO
                                          [INSERT NAME OF                 [INSERT NAME OF
FUND                                   AFFILIATED BROKER]              AFFILIATED BROKER]
-----------------------------------------------------------------------------------------
Equity Premium Advantage
Equity Premium
Equity Premium Opportunity
-----------------------------------------------------------------------------------------

                                                                      APPENDIX F

                               NUVEEN FUND BOARD
                            AUDIT COMMITTEE CHARTER
                                 1 JANUARY 2005

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. The Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

WITH RESPECT TO FUND FINANCIAL STATEMENTS:

     1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

     2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

     3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

     4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

     5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

     6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

     8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

     2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

     3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

     4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     5. Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

     6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

     7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

     8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

WITH RESPECT TO ANY INTERNAL AUDITOR:

     1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

     2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

WITH RESPECT TO PRICING AND VALUATION OVERSIGHT:

     1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

     2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

     3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

     4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

     5. Evaluating, as its deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

     6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

     7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

     8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

     9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

OTHER RESPONSIBILITIES:

     1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

     2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

     3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

     5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

     6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

     7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

     8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

     9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

     10. Undertaking an annual review of the performance of the Audit Committee.

     11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           JLA0306

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com


999 999 999 999 99             [INSERT FUND NAME]
                                 Common Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.       On the Internet at www.proxyweb.com and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 29, 2006.

The Annual Meeting of shareholders will be held in the 31st floor sales conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, March 29, 2006 at 10:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 29, 2006 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Approval of the new sub-advisory agreement between
           Nuveen Asset Management and Gateway Investment     FOR     AGAINST
           Advisers, L.P.                                     [ ]       [ ]

2.         Election of Board Members:

(01)       Robert P. Bremner         (04)    William C. Hunter        (08)  Judith M. Stockdale      FOR NOMINEES      WITHHOLD
(02)       Lawrence H. Brown         (05)    David J. Kundert         (09)  Eugene S. Sunshine      listed at left     AUTHORITY
(03)       Jack B. Evans             (06)    William J. Schneider                               (except as marked    to vote for all
                                     (07)    Timothy R. Schwertfeger                             to the contrary)    nominees listed
                                                                                                      [ ]               at left
                                                                                                                          [ ]


(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
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